SUMMARY PROSPECTUS
February 28, 2017
(Ticker Symbol: MUHLX)

Before you invest, you may want to review the Muhlenkamp Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  The Fund’s current Statutory Prospectus and Statement of Additional Information, dated February 28, 2017, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://muhlx.muhlenkamp.com/reports/.  You may also obtain this information at no cost by calling 1-800-860-3863 or by sending an e-mail request to fund@muhlenkamp.com.

Investment Objectives
The Muhlenkamp Fund (the “Fund”) seeks to maximize total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	NONE
Other Expenses	0.25%
Acquired Fund Fees and Expenses(1)	0.05%
Total Annual Fund Operating Expenses	1.30%
Less: Fee Waiver(2)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver (1)(2)(3)	1.25%

(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of operating expenses to average net assets in the “Financial Highlights” section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(2)
Muhlenkamp & Company, Inc. (the “Adviser”) has contractually agreed to waive its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.20% of the Fund’s average daily net assets.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least February 28, 2018.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board

(3)	Total Annual Fund Operating Expenses After Fee Waiver have been restated to reflect the current Operating Expenses Limitation Agreement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$407	$708	$1,563

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year ended December 31, 2016, the portfolio turnover rate of the Fund was 39.75% of its average portfolio value.

Principal Investment Strategies
The Fund principally invests in a diversified list of common stocks of companies of any capitalization, determined by the investment adviser to be highly profitable, yet undervalued.  Muhlenkamp & Company, Inc. (the “Adviser”) looks for companies it believes to have above-average profitability, as measured by corporate return-on-equity, and that sell at below-average prices, as measured by price-to-earnings-ratios.  To determine average profitability and average price, the Adviser uses data produced by various independent research organizations.  In pursuing its investment objectives, the Fund may also invest in exchange-traded funds (“ETFs”) and in securities of foreign issuers, including American Depositary Receipts (“ADRs”). The Fund may purchase investment grade fixed income or debt securities, of any maturity or duration, from time to time as substitutes for stocks when the Adviser determines that market conditions warrant their purchase.  The Fund intends to invest for the long-term, but may sell stocks and other securities regardless of how long they have been held.

At the Adviser’s discretion, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments (i) to retain flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities, and (ii) for temporary defensive purposes in response to adverse market, economic or political conditions.  Such investments may result in the Fund not achieving its investment objectives.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk.  The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objectives or may underperform mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Value-Style Investing Risk.  The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

ETF Risk.  The market price of an ETF will fluctuate based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.  In addition, the Fund will bear its pro rata portion of an ETF’s expenses and the Fund’s expenses may therefore be higher than if it invested directly in securities.

Foreign Securities Risk.  Investments in securities of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad; differences between U.S. and foreign regulatory and accounting requirements; tax risks and market practices; as well as fluctuations in foreign currencies.

ADR Risk.  ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.  As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Currency Risk.  When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  Foreign countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

Debt Securities Risk.  The Fund’s investments in debt securities will be subject to credit risk, interest rate risk, prepayment risk, and duration risk.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g., increases in interest rates result in a decrease in value of debt securities).  Pre-payment risk is the risk that the principal on debt securities will be paid off prior to maturity causing the Fund to invest in debt securities with lower interest rates.  Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for certain periods compare with those of broad measures of market performance. Following the bar chart is the Fund’s highest and lowest return for a quarter during the period shown in the bar chart. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://muhlx.muhlenkamp.com/.

Calendar Year Total Returns as of December 31

Best Quarter	Worst Quarter
Q2 2009 23.02%	Q4 2008 (21.88%)

Average Annual Total Returns for the periods ended December 31, 2016(1)
	One Year	Five Years	Ten Years	Since Inception (11/01/88)
Return Before Taxes	(3.70)%	6.57%	(0.16)%	8.76%
Return After Taxes on Distributions	(3.70)%	4.95%	(1.19)%	8.14%
Return After Taxes on Distributions and Sale of Fund Shares	(2.09)%	5.35%	0.09%	7.78%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%	10.06%
Consumer Price Index (reflects no deduction for fees, expenses or taxes)	2.07%	1.36%	1.81%	2.51%
(1)
The Muhlenkamp Fund, a series of Wexford Trust, (the “Predecessor Fund”) transferred into the Fund in a tax-free reorganization on September 5, 2014.  Performance information shown includes the performance of the Predecessor Fund for periods prior to September 5, 2014.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Muhlenkamp & Company, Inc. is the Fund’s investment adviser.

Portfolio Managers
Ronald H. Muhlenkamp has served as the Fund’s portfolio manager since 1988, through the Fund’s predecessor.  Jeffrey P. Muhlenkamp has served as the Fund’s co-manager since November 2013, through the Fund’s predecessor.

Purchase and Sale of Shares
You may purchase and redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Muhlenkamp Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207), by wire transfer, by using the Fund online account access at http://muhlx.muhlenkamp.com/account-access/, by telephone at 800-860-3863, or through a financial intermediary. The minimum initial investment amount is $1,500 or $200 for those accounts participating in the Fund’s Automatic Investment Plan. Subsequent purchases may be made with a minimum investment amount of $50.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.  Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.